UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 28, 2026
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Salesforce, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on May 28, 2026 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2026 Proxy Statement filed with the Securities and Exchange Commission on April 16, 2026 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	588,577,059	20,946,190	2,726,206	102,463,325
Laura Alber	602,516,397	8,992,956	740,102	102,463,325
Amy Chang	608,646,951	2,872,454	730,050	102,463,325
Craig Conway	595,222,240	16,522,903	504,312	102,463,325
Arnold Donald	602,393,586	9,085,434	770,435	102,463,325
Parker Harris	605,071,606	6,725,411	452,438	102,463,325
David B. Kirk	607,648,195	4,038,035	563,225	102,463,325
Neelie Kroes	592,988,467	18,725,161	535,827	102,463,325
Sachin Mehra	606,993,415	4,754,032	502,008	102,463,325
Mason Morfit	576,606,387	35,106,845	536,223	102,463,325
Oscar Munoz	604,377,069	7,353,703	518,683	102,463,325
John V. Roos	570,632,397	40,064,925	1,552,133	102,463,325
Robin Washington	575,435,966	36,317,035	496,454	102,463,325

2.     Amendment and restatement of the Company’s 2013 Equity Incentive Plan to increase the number of shares reserved for issuance and extend the plan term:

For	Against	Abstain	Broker Non-Votes
463,629,512	147,908,314	711,629	102,463,325

3.     Amendment and restatement of the Company’s 2004 Employee Stock Purchase Plan to increase the number of shares reserved for employee purchase:

For	Against	Abstain	Broker Non-Votes
609,941,606	1,918,316	389,533	102,463,325

4.     Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2027:

For	Against	Abstain	Broker Non-Votes
663,734,521	49,972,013	1,006,246	0

5.     Advisory vote to approve the fiscal 2026 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
493,864,228	117,716,717	668,510	102,463,325

6.     Stockholder proposal regarding the adoption of cumulative voting for director elections:

For	Against	Abstain	Broker Non-Votes
14,366,031	595,803,890	2,079,534	102,463,325

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2013 Equity Incentive Plan (as amended and restated, the “2013 Equity Incentive Plan”) to increase the number of shares of the Company’s common stock reserved for issuance by an additional 34 million shares and to extend the termination date of the plan to March 26, 2036. The Company’s stockholders also approved an amendment and restatement of the Company’s 2004 Employee Stock Purchase Plan (as amended and restated, the “2004 Employee Stock Purchase Plan”) to increase the number of shares of the Company’s common stock reserved for employee purchase. The 2013 Equity Incentive Plan and 2004 Employee Stock Purchase Plan are described in more detail in the Proxy Statement.
The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2013 Equity Incentive Plan and 2004 Employee Stock Purchase Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Salesforce, Inc. Amended and Restated 2013 Equity Incentive Plan
10.2	Salesforce, Inc. Amended and Restated 2004 Employee Stock Purchase Plan

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 1, 2026	Salesforce, Inc.

/s/ SABASTIAN NILES
Sabastian Niles President and Chief Legal Officer